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                                                                    EXHIBIT 23.0

CONSENT AND REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

We hereby consent to the use on Form 10-K dated March 1, 1998, of our report dated January 9, 1998, relating to the financial statements of VRB Bancorp.

/s/ Moss Adams LLP

Portland, Oregon
March 26, 1998